UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

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Filed by Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

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April 30, 2013

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “fund” or “HTY”). You are being asked to approve a new subadvisory agreement between the fund’s investment advisor, John Hancock Advisers, LLC, and Epoch Investment Partners, Inc. (“Epoch”). The enclosed Proxy Statement includes instructions on how to cast your vote on this proposal. I encourage you to read the attached materials in their entirety, and if you have any questions, please contact us at 1-866-859-8682.

Approve a New Subadvisory Agreement with Epoch Investment Partners, Inc.

Shareholders of the fund are being asked to approve a new subadvisory agreement with Epoch, which is responsible for the day-to-day management of the fund’s portfolio investments, other than the fund’s call option strategy.

On March 27, 2013, The Toronto-Dominion Bank, a Canadian chartered bank, acquired the parent company of Epoch, Epoch Holding Corporation, a Delaware corporation. As a result of this acquisition, the subadvisory agreement for the fund terminated on March 27, 2013, as required under the Investment Company Act of 1940, as amended. While Epoch continues to perform subadvisory services for the fund pursuant to an interim subadvisory agreement, such agreement can continue in effect only for up to 150 days following the termination of the prior subadvisory agreement. Accordingly, you are being asked to approve a new subadvisory agreement with Epoch for the fund. With the exception of the effective dates and language clarifying Epoch’s duties regarding trade execution, the new subadvisory agreement is substantially the same as the prior subadvisory agreement.

Keep in mind that the investment advisor, and not the fund, pays the subadvisory fee. In addition, approval of the new subadvisory agreement will not change the annual advisory fee rate payable by the fund.

Your Proxy Statement includes a description of this proposal.

Your Vote Matters!

After careful consideration, the Board of Trustees has unanimously approved the proposal and recommends that shareholders vote “FOR” its approval, but the final approval requires your vote. No matter how large or small your fund holdings, your vote is important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings.

For your convenience, you may vote in one of three ways:

1)	via telephone by calling the number listed on your proxy card(s),

2)	via mail by returning the enclosed proxy card(s) or

3)	via the Internet by visiting the website on your proxy card(s) and entering your control number.

If you have questions, please call a John Hancock Funds Customer Service Representative at 1-866-859-8682 Monday-Friday between 9:00 A.M. and 11:00 P.M., Eastern Time, and Saturday between 12:00 P.M. and 6:00 P.M., Eastern Time. I thank you for your time and your prompt vote on this matter.

Sincerely,

Andrew G. Arnott
Chief Executive Officer
John Hancock Advisers, LLC

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

601 Congress Street

Boston, Massachusetts 02210

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund:

Notice is hereby given that a special meeting of shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “fund” or “HTY”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on June 27, 2013, at 2:00 P.M., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purpose of the Meeting, is included with this notice. The Meeting will be held for the following purpose:

Proposal 1	To approve a new subadvisory agreement for John Hancock Tax-Advantaged Global Shareholder Yield Fund between John Hancock Advisers, LLC and Epoch Investment Partners, Inc.

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees recommends that you vote FOR Proposal 1.

Each shareholder of record of HTY as of the close of business on April 25, 2013 is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to Be Held on June 27, 2013:

The Proxy Statement is available at: www.jhfunds.com/proxy.

By order of the Board of Trustees,

Thomas M. Kinzler

Secretary

April 30, 2013

Boston, Massachusetts

Your vote is important – Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the instructions on the Web site.

TABLE OF CONTENTS

PROPOSAL 1 – APPROVAL OF NEW SUBADVISORY AGREEMENT	2

Introduction	2

Comparison of the Agreements	2

Information About Epoch	4

Other Funds	5

Board’s Evaluation and Recommendation	5

Required Vote For Proposal 1	6

MISCELLANEOUS	7

Voting Procedures	7

Telephone Voting	7

Internet Voting	8

Shareholders Sharing the Same Address	8

Other Matters	8

SHAREHOLDER PROPOSALS	9

APPENDIX A	A-1

APPENDIX B	B-1

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

PROXY STATEMENT

 SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2013

This Proxy Statement contains the information that a shareholder should know before voting on the proposal described in the notice. The fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 1-800-225-6020.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) for use at the special meeting of shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “fund” or “HTY”). The special meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Thursday, June 27, 2013, at 2:00 P.M., Eastern Time (the “Meeting”). Shareholders of the fund are being asked to vote on a proposal to approve a new subadvisory agreement for the fund between John Hancock Advisers, LLC and Epoch Investment Partners, Inc.

The Proxy Statement and proxy card are intended to be first mailed to shareholders on or about May 7, 2013.

The Fund’s Advisor, Administrator, Distributor and Subadvisors

John Hancock Advisers, LLC (the “Advisor”) is the fund’s investment advisor and administrator and John Hancock Funds, LLC (the “Distributor”) serves as the fund’s distributor in connection with the fund’s shelf offering program. The Advisor and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210. Epoch Investment Partners, Inc. (“Epoch”), located at 399 Park Avenue, New York, New York 10022, and Analytic Investors, LLC (“Analytic”), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, are the fund’s subadvisors.

Record Ownership

The Trustees of the fund have fixed the close of business on April 25, 2013 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, 9,646,980 shares of beneficial interest of the fund were outstanding.

As of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of the fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the fund. To the best knowledge of the fund, First Trust Portfolios L.P. beneficially owned more than 5% of the fund’s shares as of December 31, 2012. This information is based on Schedule 13G filing made on February 5, 2013 pursuant to Rule 13d-1(b) under the Securities Exchange Act of 1934, as amended.

Name and Address of Owner	Amount	Percent
First Trust Portfolios L.P. (1)	834,769	8.8%
Suite 400
120 East Liberty Drive
Wheaton, Illinois 60187

________________

(1)	First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts (“UITs”) that hold shares of the fund. First Trust Advisors L.P., an affiliate of First Trust Portfolios L.P., acts as portfolio supervisor of the UITs. Neither First Trust Portfolios L.P., First Trust Advisors L.P. nor The Charger Corporation (which serves as the General Partner of First Trust Portfolios L.P. and First Trust Advisors L.P.) have the power to vote the shares of the fund held by these UITs sponsored by First Trust Portfolios L.P. These shares are voted by the trustee of the UITs. Each of First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation disclaims beneficial ownership of the shares of the fund identified in the filing made on February 5, 2013.

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PROPOSAL 1 – APPROVAL OF NEW SUBADVISORY AGREEMENT

Introduction

Shareholders of the fund are being asked to approve a new subadvisory agreement between the Advisor and Epoch. Approval of the new subadvisory agreement will not change the annual advisory fee rate payable by the fund. The subadvisory fee is payable by the Advisor and not the fund.

At its meeting held on March 17-20, 2013, the Board approved an interim subadvisory agreement between the Advisor and Epoch (the “Current Agreement”) and a new subadvisory agreement between the Advisor and Epoch (the “New Agreement”). The Current Agreement can continue in effect only for up to 150 days from its effective date of March 27, 2013 (until August 24, 2013) and, thus, the Board recommends that the shareholders of HTY approve the New Agreement.

Epoch is responsible for the day-to-day management of the fund’s portfolio investments, other than the fund’s call option strategy, which is managed by Analytic. Epoch has served as a subadvisor to the fund since 2007 pursuant to an investment subadvisory agreement between the Advisor and Epoch dated August 16, 2007 (the “Prior Agreement”). The Prior Agreement was last re-approved by the Board at its June 3-5, 2012 Board meeting and last approved by the initial shareholder of the fund on August 20, 2007.

On March 27, 2013, Epoch Holding Corporation, the parent company of Epoch, was acquired by The Toronto-Dominion Bank (“TD”), a Canadian chartered bank (the “Acquisition”). The Acquisition was effected by the merger of Empire Merger Sub, Inc., a wholly owned subsidiary of TD, with and into Epoch Holding Corporation, with Epoch Holding Corporation continuing as the surviving corporation. Upon the completion of the Acquisition, Epoch continues to be a wholly owned subsidiary of Epoch Holding Corporation, which became a wholly owned subsidiary of TD. This Acquisition constituted a “change of control” resulting in an “assignment” of the Prior Agreement under the Investment Company Act of 1940, as amended (the

“1940 Act”).

As required by the 1940 Act, the Prior Agreement terminated immediately upon the closing of the Acquisition on March 27, 2013. To ensure continuation of the subadvisory services provided by Epoch to HTY, the Board approved the Current Agreement. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim investment advisory or subadvisory agreement without shareholder approval, provided, among other things, that such agreement continues in effect for no more than 150 days. Pursuant to Rule 15a-4, the Current Agreement is currently in effect but will terminate on August 24, 2013. Accordingly, the Board recommends that the shareholders approve the New Agreement. If shareholders approve the New Agreement at the June 27, 2013 special meeting of shareholders, it will remain in effect until June, 2015, and may be re-approved each year thereafter with the approval of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”).

The New Agreement will not affect the investment approach of the fund or the individuals providing services to the fund.

Comparison of the Agreements

The New Agreement is substantially the same as the Current and Prior Agreements, with the exception of the effective dates and language clarifying Epoch’s duties regarding execution of the fund’s portfolio transactions. In addition, because the Current Agreement is an interim subadvisory agreement, it includes certain provisions required by Rule 15a-4 under the 1940 Act regarding compensation and duration, as described below. The following is a summary of the terms of the Current and the New Agreements (each generally, an “Agreement”). The description of the New Agreement is qualified in its entirety by the full text of the Agreement set forth in Appendix A to this Proxy Statement.

Duties. Each Agreement provides that Epoch will manage the investments and determine the composition of the assets of the fund in accordance with the fund’s investment objective, policies, and restrictions, subject to the supervision of the fund’s Board. Epoch will not be responsible for managing the fund’s call option strategy. Epoch will, at its own expense, furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities,

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including bookkeeping, clerical personnel, and equipment necessary for the conduct of the fund’s investment affairs.

While Section 2(c) of each Agreement includes a provision detailing Epoch’s duties with respect to trade execution, this provision of the New Agreement has been revised to reflect current investment market practices and serves to clarify Epoch’s duties in this regard. As revised, the New Agreement provides that Epoch will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for the fund, including transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments.

Compensation. Each Agreement provides that, as compensation for its services, Epoch will receive from the Advisor a fee at an annual rate of 0.45% of the fund’s average gross assets. “Gross assets” means total assets of the fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through: (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or other forms of borrowings or the issuance of debt securities); (ii) the issuance of preferred shares or other similar preference securities; and/or (iii) any other means. “Any other means” in (iii) include any instrument existing now or created in the future that would involve an obligation of the fund to repay a third party (i.e. reverse repurchase agreement).

The compensation payable to Epoch by the Advisor under the New Agreement is the same as under the Current Agreement and the Prior Agreement. As required by Rule 15a-4 under the 1940 Act, the Current Agreement includes an additional provision with respect to the compensation payable during the period from the effective date of the Current Agreement until shareholders approve the New Agreement (the “Interim Period”). Under the Current Agreement, during the Interim Period, compensation must be placed in an interest-bearing escrow account with the fund’s custodian or a bank until the shareholders of the fund approve the New Agreement. If shareholders approve the New Agreement, Epoch will be paid the amount in such account, including interest earned. If shareholders fail to approve the New Agreement, Epoch will be paid out of such account the lesser of: (i) any costs incurred by Epoch in performing the subadvisory services, plus interest earned on that amount while in the interest-bearing escrow account; and (ii) the total amount in such interest-bearing escrow account (including the interest accrued thereon).

The aggregate amount of subadvisory fees that the Advisor paid to Epoch during the fiscal year ended October 31, 2012 was $509,923.93 with respect to HTY. If the New Agreement had been in effect during that period, the amount paid to Epoch would have been the same. As noted above, the Advisor, and not the fund, is responsible for payment of this fee to Epoch.

Liability. Each Agreement provides that neither Epoch nor any of its directors, officers or employees will be liable to the Advisor or the fund for any error of judgment or mistake of law or for any loss suffered by the Advisor or the fund in connection with the matters to which the Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of Epoch or any of its directors.

Duration and Termination. The New Agreement has an initial two-year term, and continuance thereafter must be specifically approved at least annually either by: (i) the Board; or (ii) a Majority of the Outstanding Voting Securities (as defined below) of the fund. Any such continuance also requires the approval of a majority of the Independent Trustees.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of the fund means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the fund.

The New Agreement may be terminated: (i) by the Board or by vote of a Majority of the Outstanding Voting Securities of the fund at any time, without the payment of any penalty, on 60 days’ written notice to the

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Advisor and Epoch; or (ii) by the Advisor or Epoch at any time, without the payment of any penalty, on 60 days’ written notice to the other party and the fund.

The Current Agreement includes additional duration and termination provisions as required by Rule 15a-4 under the 1940 Act. Specifically, the Current Agreement will remain in effect until the earlier of: (i) 150 days from the effective date of the Current Agreement; or (ii) the effective date of the New Agreement. The Current Agreement may be terminated at any time, without payment or penalty: (i) by the Board or by vote of a Majority of the Outstanding Voting Securities of the fund on 10 days’ written notice to the Advisor and Epoch; or (ii) by the Advisor or Epoch on 60 days’ written notice to the other party and the fund.

Each Agreement will automatically terminate in the event of its assignment or in the event the Advisory Agreement between the Advisor and the fund terminates.

Amendments. Each Agreement may be amended by the parties thereto provided the amendment is approved by the vote of a majority of the Trustees of the fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the fund if a Majority of the Outstanding Voting Securities of the fund vote to approve the amendment.

Information About Epoch

Founded in 2004, Epoch serves institutional, subadvisory, and high net worth clients worldwide. It is a registered investment advisor under the Investment Advisers Act of 1940, as amended. As of December 31, 2012, Epoch managed on a worldwide basis approximately $24.5 billion.

Epoch is a wholly owned subsidiary of Epoch Holding Corporation, a Delaware corporation, whose principal executive offices are located at 399 Park Avenue, New York, New York 10022. Epoch Holding Corporation is a wholly owned subsidiary of TD, whose principal executive offices are located at P.O. Box 1, Toronto-Dominion Centre, King Street W. and Bay Street, Toronto, Ontario, Canada M5K 1A2. TD trades under the symbol “TD” on the Toronto and New York Stock Exchanges.

The following table lists the directors and the principal executive officers of Epoch. The business address of each such person is 399 Park Avenue, New York, New York 10022.

Name	Position with Epoch and Principal Occupation
Allan R. Tessler	Chairman – Independent Board of Directors
Enrique Arzac, Ph.D.	Independent Director
Jeffrey L. Berenson	Independent Director
John L. Cecil	Independent Director
Peter A. Flaherty	Independent Director
William W. Priest, CFA	Chief Executive Officer, Co – Chief Investment Officer and Portfolio Manager
David N. Pearl	Executive Vice President, Co – Chief Investment Officer and Portfolio Manager
Timothy T. Taussig	President and Chief Operating Officer
Adam Borak, CPA	Chief Financial Officer

During the fiscal year ended October 31, 2012, the fund did not pay brokerage commissions to any affiliated broker-dealer.

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Other Funds

Epoch does not act as an investment advisor or subadvisor for other closed-end funds with a similar investment objective as the fund. Epoch does, however, act as an investment advisor or subadvisor for open-end funds with a similar investment objective as the fund. The following table sets forth the relevant information with respect to such open-end funds.

	Assets as of		Advisor or
Name of Fund	March 31, 2013	Annual Rate of Compensation	Subadvisor
Curian Epoch Global	$38.9 million	0.45% on assets up to $100 million; 0.40% on	Subadvisor
Shareholder Yield Fund		assets from $100 million to $500 million; and
0.35% on assets over $500 million
MainStay Epoch Global	$2,133.0 million	0.35% on all assets	Subadvisor
Equity Yield Fund
TDAM Global Equity	$5.1 million	0.55% on the first $1 billion; 0.50% on the next	Subadvisor
Income Fund		$1 billion; and 0.45% thereafter
John Hancock Global	$2,019.1 million	0.35% on all assets	Subadvisor
Shareholder Yield Fund

Board’s Evaluation and Recommendation

At an in-person meeting on March 17-20, 2013, the Board, including all the Independent Trustees, approved the New Agreement. In considering the approval of the New Agreement, the Board took into account certain information and materials relating to Epoch that the Board had received and considered in connection with the annual evaluation of the Prior Agreement between the Advisor and Epoch at the in-person meetings held on May 6-8 and June 3-5, 2012. Discussion of the basis of the Board’s approval of the Prior Agreement is included in Appendix B to this Proxy Statement.

At the March 17-20, 2013 meeting, the Board revisited the factors it previously considered at the May 6-8 and June 3-5, 2012 meetings to the extent relevant to the New Agreement. The Board also took into account other factors that it considered relevant in its evaluation of the New Agreement, including its review of the information provided by Epoch with respect to changes since those meetings and information about the Acquisition.

The Board reviewed the nature, extent and quality of services provided by Epoch, including the quality and depth of the investment professionals having principal investment responsibility for managing the underlying equity strategy for the fund and the capability and the performance record of those professionals. The Board considered Epoch’s history and experience providing services to the fund since its inception, including the fund’s performance record. In evaluating the fund’s performance, the Board noted that the fund outperformed the MSCI World ND Index for the three and five-year periods ended December 31, 2012, but underperformed the Index for the one-year period ended December 31, 2012.

In addition to evaluating the nature, extent and quality of services provided by Epoch, the Board reviewed the contractual subadvisory fee rate payable to Epoch. The Board noted that the subadvisory fees are paid by the Advisor and not by the fund and that the Board relies on the ability of the Advisor to negotiate the subadvisory fee at arm’s-length. The Board further noted that neither the advisory fee paid by the fund nor the subadvisory fee paid by the Advisor will change under the New Agreement.

In evaluating the impact of the Acquisition, the Board noted that no changes were planned to the current portfolio management team or investment approach after the completion of the Acquisition.

Based on its review, the Board, including the Independent Trustees, determined that the terms of the New Agreement, including the fee rate, were fair and reasonable and in the best interests of the fund and its shareholders, and unanimously approved the New Agreement.

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Required Vote For Proposal 1

Approval of Proposal 1 will require the affirmative vote of a Majority of the Outstanding Voting Securities of the fund (as defined above).

If Proposal 1 is approved by shareholders of the fund, the New Agreement is expected to become effective promptly thereafter. If shareholders of the fund do not approve Proposal 1, the New Agreement will not take effect and the Board will consider what further action to take.

The Board of Trustees, including all the Independent Trustees, recommends that shareholders vote “FOR” Proposal 1.

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MISCELLANEOUS

Voting Procedures

Directions to attend the Meeting where you may vote in person can be found on our website at www.jhfunds.com/proxy. Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting either: (i) by a written revocation received by the Secretary of the fund; (ii) by a properly executed later-dated proxy received by the Secretary of the fund; or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the fund’s shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote “against” a proposal.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by Epoch.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Trustees, officers and employees of the fund; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Computershare Fund Services has been retained to assist in the solicitation of proxies at a cost of approximately $9,000 plus reasonable expenses.

Telephone Voting

In addition to soliciting proxies by mail, by fax, by e-mail or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by the personnel of the Advisor, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in fund’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

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Alternatively, a shareholder may call the fund’s Voice Response Unit to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free-number located on your proxy card(s).

•	Enter the “control number” found on the front of your proxy card(s).

•	Follow recorded instructions to cast your vote.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.

To vote via the Internet:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card(s).

•	Enter the “control number” found on the front of your proxy card(s).

•	Follow the instructions on the Web site.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the fund of their desire to receive multiple copies of the shareholder reports and other materials that the fund sends. If you would like to receive an additional copy, please contact the fund by writing to 601 Congress Street, Boston, Massachusetts 02210, Attn: Michael Heffernan, or by calling 1-866-859-8682. The fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than the proposal described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

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SHAREHOLDER PROPOSALS

Shareholder proposals, including nominees for Trustee, intended to be presented at the 2014 annual meeting, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, by no later than the close of business on May 22, 2013, for inclusion in the fund’s Proxy Statement and form of proxy relating to that meeting (subject to certain exceptions). Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Secretary of the fund at 601 Congress Street, Boston, Massachusetts 02210 by no later than the close of business on June 21, 2013 and no earlier than May 22, 2013. In order to be included in the fund’s Proxy Statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

BY ORDER OF THE BOARD OF TRUSTEES

April 30, 2013,

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

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APPENDIX A

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Investment Sub-Advisory Agreement

AGREEMENT made this ____ day of ____, 2013, between John Hancock Advisers, LLC, a Delaware limited liability company (the “Adviser”), and Epoch Investment Partners, Inc., a Delaware corporation (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Trust”). The Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or in another writing by the Trust and Adviser.

2.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

a.	Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Sub-Adviser will manage the investments and determine the composition of the assets of the Trust on a discretionary basis and provide the services under this Agreement in accordance with the Trust’s investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Adviser prior to the commencement of this Agreement and promptly following any such amendment or as subsequently amended in writing. The Sub-Adviser will not be responsible for the Trust’s covered call option strategy. Subject to approval of the Board and notice to the Sub-Adviser, the Adviser or any of its affiliates retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement. The Adviser and the Sub-Adviser further agree in fulfilling its obligations, the Sub-Adviser will:

i.	obtain and evaluate pertinent economic, statistical, financial and other information affecting individual companies or industries the securities of which are included in the Trust’s portfolio or are under consideration for inclusion in the Trust’s portfolio;

ii.	formulate and implement a continuous investment program for the Trust consistent with the Sub-Adviser’s investment strategy and the specific investment objectives and related investment policies for the Trust as described in the Trust’s registration statement, as amended, or as subsequently amended in writing;

iii.	take whatever steps Sub-Adviser deems necessary or advisable in order to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

iv.	regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

v.	provide assistance to the Trust’s Custodian regarding the fair value of securities held by the Trust for which market quotations are not readily available.

b.	The Sub-Adviser, at its expense, will furnish:

(i)	all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and

(ii)	administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Trust (excluding determination of net asset value

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and fund accounting services, shareholder relations services, fund administration services, transfer agency services, custodial services and brokerage services).

c.	The Subadviser will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for the Trust, including without limitation, with respect to transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments. The Subadviser will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. The Subadviser will always seek the best possible price and execution in the circumstances in all transactions. Subject to the foregoing, the Subadviser is directed at all times to seek to execute transactions for the Trust in accordance with its trading policies, as disclosed by the Subadviser to the Trust from time to time, but in all cases subject to policies and practices established by the Trust and described in the Trust’s registration statement. Notwithstanding the foregoing, the Subadviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Trust’s registration statement, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser’s overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser’s other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d.	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

e.	The Sub-Adviser will maintain all accounts, books and records with respect to the Trust as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”) and Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the rules thereunder.

f.	The Sub-Adviser shall vote proxies relating to the Trust’s investment securities in accordance with the Trust’s proxy voting policies and procedures, which provide that the Sub-Adviser shall vote all proxies relating to securities held by the Trust and, subject to the Trust’s policies and procedures, shall use proxy voting policies and procedures adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Sub-Adviser shall review its proxy voting activities on a periodic basis with the Trustees.

3.	COMPENSATION OF SUB-ADVISER

For the services provided to the Trust, the Adviser will pay the Sub-Adviser with respect to the Trust the compensation specified in Appendix A to this Agreement payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for Sub-Adviser’s fee hereunder.

4.	LIABILITY OF SUB-ADVISER

Neither the Sub-Adviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith

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or gross negligence in the performance of, or from the reckless disregard of, the duties of the Sub-Adviser or any of its directors.

5.	REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

6.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Sub-Adviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Sub-Adviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Sub-Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the limited liability company Operating Agreement of the Sub-Adviser, respectively, or by specific provision of applicable law.

7.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective on the date first indicated above, subject to the condition that the Trust’s Board, including a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act) of the Adviser or the Sub-Adviser, and the holders of interests in the Trust, shall have approved this Agreement in the manner required by the Investment Company Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the date first indicated above, and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by: (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Trust; and (b) the vote of a majority of those Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, on sixty days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.	PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER

The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.	the Sub-Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	any material change in actual control or management of the Sub-Adviser or any change in the principal portfolio manager of the Trust.

9.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust’s Board of Trustees, that the Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment

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adviser or sub-adviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board of Trustees that the Sub-Adviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Trust. The Sub-Adviser is not obligated to initiate transactions for the Trust in any security which the Sub-Adviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Trust if a majority of the outstanding voting securities of the Trust vote to approve the amendment.

11.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.	LIMITATION OF LIABILITY

The Agreement and Declaration of Trust dated April 23, 2007, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “John Hancock Tax-Advantaged Global Shareholder Yield Fund” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust, but only the assets belonging to the Trust shall be liable.

17.	CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

The Sub-Adviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

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18.	COMPLIANCE

Upon execution of this Agreement, the Sub-Adviser shall provide the Adviser with the Sub-Adviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Sub-Adviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies; (ii) notification of the commencement of a regulatory examination of the Sub-Adviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies; and (iii) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Sub-Adviser’s code of ethics and/or related code. Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

[THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK ADVISERS, LLC

By:
Name:
Title:

EPOCH INVESTMENT PARTNERS, INC.

By:
Name:
Title:

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APPENDIX A

Annual Investment Sub-Advisory Fee

The Adviser shall pay the Sub-Adviser a fee, computed daily and payable monthly in arrears, at an annual rate of 0.45% of the Trust’s average gross assets. For these purposes, “gross assets” of the Trust means total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through: (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or other forms of borrowings or the issuance of debt securities); (ii) the issuance of preferred shares or other similar preference securities; and/or (iii) any other means.

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APPENDIX B

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the “Board”, the members of which are referred to as “Trustees”) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) met in-person on May 6-8, and June 3-5, 2012 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreements (together, the “Subadvisory Agreements”) between the Adviser and each of Epoch Investment Partners, Inc. and Analytic Investors, LLC (together, the “Subadvisers”) on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreements are referred to as the “Agreements.”

Activities and composition of the Board

On June 3-5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. “Independent Trustees” are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3-5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3-5, 2012, Investment Performance Committee A was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadvisers to the Fund and its shareholders.

Prior to the May 6-8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (“Lipper”), on Fund fees and expenses, the investment performance of the Fund and other matters including the prices at which Fund shares have traded. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadvisers or their affiliates that result from being the Adviser or Subadvisers to the Fund; (b) a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients

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and the services provided to the Fund; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 6-8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6-8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3-5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreements, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadvisers and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadvisers, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadvisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadvisers responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered each Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadvisers’ compliance departments.

In addition to advisory services, the Board considered the quality of the administrative services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadvisers to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadvisers’ services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of

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closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the potentially higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value (“NAV”) and market value (“Market”)) over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

			Since Inception
	1-Yr	3-Yr	(9/26/07)
Tax-Advantaged Global Shareholder Yield Fund (NAV)	8.58%	11.94%	1.06%
Global Category Average (NAV)	–3.48%	9.35%	–5.74%
MSCI World ND Index	–5.54%	11.13%	–5.29%
Tax-Advantaged Global Shareholder Yield Fund (Market)	8.60%	17.35%	–0.16%
Global Category Average (Market)	–4.86%	12.46%	–6.18%

The Board noted that the Fund at NAV outperformed its Category’s average NAV performance and its benchmark index’s performance over all periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rates payable by the Adviser to the Subadvisers for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadvisers to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account (“Net Expense Ratio”).

The Board noted that the Fund’s advisory fee ratio was one basis point above the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios

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contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	Fund	Expense Group Median
Advisory Fee Ratio	1.00%	0.99%
Gross Expense Ratio	1.28%	1.28%
Net Expense Ratio	1.28%	1.28%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that the subadvisory fees under the Subadvisory Agreements had been negotiated by the Adviser and the Subadvisers on an arm’s length basis. For this reason, each Subadviser’s separate profitability from its relationship with the Fund was not a factor in determining whether to renew the respective Subadvisory Agreement. In evaluating overall fees for investment management, the Board recognized the inherently higher cost structure of subadvised funds.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase but recognized that there is limited ability to grow assets for a closed-end fund. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadvisers

The Board understands that the Adviser, the Subadvisers or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadvisers may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

B-4

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreements each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

B-5

Thank You for mailing your proxy card promptly!

John Hancock Funds 601 Congress Street Boston, MA 02210 1-800-852-0218 1-800-231-5469 TDD 1-800-843-0090 EASI-Line www.jhfunds.com

P140PX  04/13

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 601 Congress Street Boston, MA 02210 on June 27, 2013

Please detach at perforation before mailing.

PROXY	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND	PROXY
SPECIAL MEETING OF SHAREHOLDERS
JUNE 27, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) hereby appoints Andrew G. Arnott, John Danello, Kinga Kapuscinski, Thomas M. Kinzler, Nicholas Kolokithas, Charles A. Rizzo, Betsy Anne Seel, Christopher Sechler, and Andrew Wilkins, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution of each, for and in the name of the undersigned, to vote and act upon all maters at the Special Meeting of Shareholders of the Fund to be held on Thursday, June 27, 2013, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said Meeting are hereby revoked. Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable

Signature (if held jointly)

Date	JHT_24538_042613

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on June 27, 2013.

Letter to Shareholders, Notice of Meeting and the Proxy Statement are available at:

http://www.jhfunds.com/proxy

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: █

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement for John Hancock Tax-Advantaged Global Shareholder Yield Fund between John Hancock Advisers, LLC and Epoch Investment Partners, Inc.	☐	☐	☐

To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IN THE PROXY STATEMENT. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

CHANGE OF ADDRESS	COMMENTS

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JHT_24538_042613

TOUCH-TONE TELEPHONE VOTING SCRIPT

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503 THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES ARE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING:
"Okay, you'll be voting your proxy for the Special Meeting of Shareholders of the John Hancock Tax-Advantaged
Global Shareholder Yield Fund. The Board Recommends a vote "FOR" the proposal."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:
"Proposal 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD]
THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice."
"I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

[Excerpt from John Hancock Funds Website]

Proxy Voting

Proxy Voting for John Hancock Shareholders:

The following funds are currently conducting a proxy vote.

Closed-end fund

John Hancock Tax-Advantaged Global Shareholder Yield Fund (HTY)

Shareholders of record of John Hancock Tax-Advantaged Global Shareholder Yield Fund as of the close of business on April 25, 2013 are cordially invited to attend the special meeting of shareholders on Thursday, June 27, 2013, at 2:00 p.m., Eastern Time, to be held at 601 Congress Street, Boston, Massachusetts 02210. Click here for directions.

Related Resources

Download letter to shareholders, notice of meeting and proxy statement

John Hancock Tax-Advantaged Global Shareholder Yield Fund [PDF of Proxy Statement]

Vote your proxy

Closed-End Funds

Please refer to your proxy card(s) for internet voting web site address. Please call 1-866-859-8682 if you have any questions.